OPPENHEIMER INSURED MUNICIPAL FUND
Annual Report September 30, 1996

[PHOTO]

"We want
investment
income that
won't add
to our taxes
 ...and we
need to feel
comfortable."

[OPPENHEIMERFUNDS LOGO]

This Fund is for people who want investment income that's exempt from federal taxes and who feel secure investing in a fund primarily holding insured bonds.

                                     YIELD

                              STANDARDIZED YIELDS

                       For the 30 Days Ended 9/30/96:(4)

Class A

4.44%

Class B

3.91%

Class C

3.89%


HOW YOUR FUND IS MANAGED

Oppenheimer Insured Municipal Fund invests primarily in a diversified portfolio of insured municipal bonds.(1) As a Fund shareholder, you should receive income that is free from federal income taxes. The insured bonds in the Fund's portfolio are insured by highly rated, well-financed companies, including Municipal Bond Investors Assurance Corp. (MBIA), American Municipal Bond Assurance Corp. (AMBAC), and Financial Guarantee Insurance Corp. (FGIC). These private firms provide substantial assurance against default of payment of interest and principal by the issuing municipality or government agency.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 for Class A, B and C shares were 6.67%, 5.87% and 5.77%, respectively.(2)

         Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 11/11/86 were 1.60%, 6.00% and 6.55%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 5/3/93 were 0.87% and 3.74%, respectively. For Class C shares, average annual total return for the 1-year period ended 9/30/96 and since inception on 8/29/95 were 4.77% and 6.56%, respectively.(3)

OUTLOOK

"We think that by the second quarter of next year the economy will slow, interest rates will decline and bonds will rebound. We are beginning to position the Fund now to be able to take full advantage of the rebound when it comes."

                                              Caryn Halbrecht, Portfolio Manager
                                                              September 30, 1996


Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. A portion of the distributions paid by the Fund may be subject to income tax. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax.

1. Under normal conditions, at least 65% of the Fund's assets will be invested in insured municipal securities. The payment of interest and principal on such bonds is insured. The value of the Fund's shares is not insured.

2. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A returns show results of hypothetical investments on 9/30/95, 9/30/91 and 11/11/86 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 9/30/95 and 5/3/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns show results of hypothetical investments on 9/30/95 and 8/29/95 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.

4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.


2  Oppenheimer Insured Municipal Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer Insured
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Insured
Municipal Fund


DEAR SHAREHOLDER,

After a turbulent beginning this year, third quarter economic indicators are now pointing to continuing growth and low inflation. As a result, we are seeing signs of improvement in both the government bond and the closely related municipal markets. Most recently, the Federal Reserve again showed confidence in the non-inflationary growth of the economy by deciding not to raise interest rates, and we feel this current economic environment could lead to a rebound in the bond market.

         Interest rates, which have recently leveled off, rose from 6% in January to about 7% in July, driven by investors' concerns that strong economic growth would trigger higher inflation. This rate increase affected the municipal market because municipal bond yields tend to track Treasuries quite closely. Muni investors, however, were affected less severely than other fixed-income investors because most of the income generated by municipals is free from federal income tax, making actual yields more attractive.

         Although economic factors such as declining unemployment and strong retail sales still point toward growth, our outlook is for inflation to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

         A second development favorably impacting the municipal bond market is the strengthening financial condition of many municipalities throughout the United States. This trend is particularly strong in the state of California and its subdivisions, which happen to be among the nation's largest issuers of municipal bonds.

         Finally, the tax-exempt market is also benefiting from price supports created by a diminishing supply of securities. We continue to see fewer issues and more redemptions as bonds mature or are "called" out of the market. This shrinking supply dates back to 1985, when a surge of municipal bond issuance occurred just prior to the Tax Reform Act of 1986. By today's standards, these bonds paid very high rates of interest, and this year billions of dollars worth of these bonds were redeemed by issuers who were contractually obligated to wait at least ten years to "call" them. Going forward, former bondholders, who received cash from these redemptions, may fuel bond price increases further by reinvesting in the smaller pool of existing bonds.

         When you look at all the current factors affecting this market: the prospect of stable, lower interest rates, the strengthening economies of states and municipalities, the shrinking supply of securities, as well as tax reform being down on the political agenda, the outlook for municipal bond investors is very positive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                        /s/ BRIDGET A. MACASKILL
-------------------------                 ---------------------------
James C. Swain                            Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Insured Municipal Fund

Caryn Halbrecht
Portfolio Manager

Q + A

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

The Fund performed very well for the 1-year period ended 9/30/96, placing 8th out of 48 funds in its category ranked by Lipper Analytical Services.(1) This outperformance was due primarily to the fact we short-ened the port-folio's duration in anticipation of this year's rise in interest rates.

WHAT INVESTMENTS OR MARKET CONDITIONS MADE POSITIVE CONTRIBUTIONS TO
PERFORMANCE?

The increased volatility during this period created numerous opportunities for value added trading. For example, during market rallies we purchased housing bonds and bonds subject to the alternative minimum tax for extra yield, and during market pullbacks we added discount bonds with good call protection and zero coupon bonds when these sectors had become relatively cheap.

         In addition, our overweighted investment in California municipal bonds made a positive contribution to the Fund's performance. The investment really paid off as California's economic picture improved and the state's rating was upgraded.

         Finally, municipal bonds improved considerably versus Treasuries over the course of the year as the prospect of significant tax reform evaporated.(2)

An interview with your Fund's managers.


DID ANY INVESTMENTS NOT PERFORM AS YOU'D EXPECTED?

During the summer, economic indicators suggested the economy was slowing. We expected that interest rates would fall and extended the portfolio's duration. However, interest rates did not fall and more recent indicators pointed to a resumption in the economy's momentum. We have returned to a more defensive posture for the fourth quarter.

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are anticipating an interest rate decline after the election, and are therefore seeking intermediate term non-callable zero coupon municipal bonds. These securities have terrific upside potential in a rally and are presently trading cheaply. We like the characteristic that when rates fall, zero coupon municipal bonds rise more rapidly in value than other municipal securities.

WHAT IS YOUR OUTLOOK FOR THE FUND?

With the uncertainty surround-ing the election and the growth of the economy, we may be in for a rough fourth quarter. We think that by the second quarter of next year the economy will slow, interest rates will decline and bonds will rebound. We are beginning to position the Fund now to be able to take full advantage of the rebound when it comes.



1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Insured Municipal Fund is characterized by Lipper as an insured municipal debt fund. Lipper does not take sales charges into consideration.

2. The Fund's portfolio is subject to change.

4  Oppenheimer Insured Municipal Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                             RATINGS: MOODY'S/
                                                                             S&P'S/FITCH'S        FACE             MARKET VALUE
                                                                             (UNAUDITED)          AMOUNT           SEE NOTE 1
===============================================================================================================================
MUNICIPAL BONDS AND NOTES--101.0%
-------------------------------------------------------------------------------------------------------------------------------
ALABAMA--1.1%
          Pelham, AL General Obligation Wts., AMBAC Insured,
          7.10%, 8/1/15                                                      Aaa/AAA/AAA          $1,000,000       $  1,125,350
-------------------------------------------------------------------------------------------------------------------------------
ALASKA--3.2%
          North Slope Borough, AK GORB, Series G, FSA Insured,
          8.35%, 6/30/98                                                     Aaa/AAA/A--           3,000,000          3,210,840
-------------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.2%
          AZ Educational LMC RRB, Series B, 7%, 3/1/05                       A/NR                  1,090,000          1,160,883
-------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--11.6%
          CA Public Capital Improvements Financing Authority RB,
          Pooled Project, Series B, BIG Insured, 8.10%, 3/1/18(1)            Aaa/AAA                 230,000            242,696
          ---------------------------------------------------------------------------------------------------------------------
          CA Statewide CDA Revenue COP, Cedars-Sinai
          Medical Center, MBIA Insured, 6.50%, 8/1/12(1)                     Aaa/AAA               1,000,000          1,113,170
          ---------------------------------------------------------------------------------------------------------------------
          CA Statewide CDC COP, 5%, 10/1/23                                  Aaa/AAA               2,000,000          1,786,780
          ---------------------------------------------------------------------------------------------------------------------
          Escondido, CA Union High School District Capital
          Appreciation Bonds, Zero Coupon, 6%, 11/1/11(2)                    Aaa/AAA               2,200,000            934,054
          ---------------------------------------------------------------------------------------------------------------------
          Long Beach, CA Harbor RB, 5.125%, 5/15/18                          Aa/AA--               1,500,000          1,364,850
          ---------------------------------------------------------------------------------------------------------------------
          Metropolitan Water District of Southern CA
          Waterworks RB, 5%, 7/1/20                                          Aa/AA                 2,000,000          1,788,980
          ---------------------------------------------------------------------------------------------------------------------
          Redding, CA Electric System Revenue COP,
          6.368%, 7/8/22                                                     Aaa/AAA               3,000,000          3,259,560
          ---------------------------------------------------------------------------------------------------------------------
          Sacramento, CA Municipal Utilities District Electric
          RRB, Series G, MBIA Insured, 6.50%, 9/1/13                         Aaa/AAA/A             1,000,000          1,113,270
                                                                                                                   ------------
                                                                                                                     11,603,360

-------------------------------------------------------------------------------------------------------------------------------
COLORADO--3.2%
          Centennial, CO Water & Sanitation District
          Water & Sewer RRB, 5.75%, 6/15/15                                  Aa1/AA+               2,000,000          1,997,520
          ---------------------------------------------------------------------------------------------------------------------
          Douglas Cnty., CO School District No. RE-1 Douglas &
          Elbert Counties General Obligation Improvement Bonds,
          Series A, MBIA Insured, 8%, 12/15/09                               Aaa/AAA               1,000,000          1,253,480
                                                                                                                   ------------
                                                                                                                      3,251,000

-------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.0%
          CT State HFA RB, Series A, Subseries A-2, 6.20%, 11/15/22          Aa/AA                 1,000,000          1,004,020
          ---------------------------------------------------------------------------------------------------------------------
          CT State HFA RRB, Series A, Subseries D-2, 6.20%, 11/15/27         Aa/AA                 1,000,000          1,003,200
                                                                                                                   ------------
                                                                                                                      2,007,220

-------------------------------------------------------------------------------------------------------------------------------
DELAWARE--2.1%
          DE Transportation Authority Transportation System RB,
          Prerefunded, 7.75%, 7/1/04                                         Aaa/AAA               2,000,000          2,148,020

-------------------------------------------------------------------------------------------------------------------------------
FLORIDA--9.4%
          Dade Cnty., FL Special Obligation RRB,
          Series B, MBIA Insured, 5%, 10/1/35                                Aaa/AAA/AAA           2,000,000          1,786,080
          ---------------------------------------------------------------------------------------------------------------------
          FL HFA RRB, MH, Series C, 6%, 8/1/11                               NR/AAA                1,000,000          1,020,300
          ---------------------------------------------------------------------------------------------------------------------
          Lakeland, FL Electric & Water RB, 5.625%, 10/1/36                  Aa/AA--               2,000,000          1,941,240
          ---------------------------------------------------------------------------------------------------------------------
          Lee Cnty., FL Hospital Board of Directors RB,
          6.35%, 3/26/20                                                     Aaa/AAA               2,000,000          2,054,860
          ---------------------------------------------------------------------------------------------------------------------
          Orlando, FL Utilities Commission Water & Electric RRB,
          Series A, 5%, 10/1/20                                              Aa/AA--/AA            2,000,000          1,804,840
          ---------------------------------------------------------------------------------------------------------------------
          Tampa, FL Utility Tax RB, AMBAC Insured,
          Zero Coupon, 6.15%, 4/1/16(2)                                      Aaa/AAA               2,500,000            820,975
                                                                                                                   ------------
                                                                                                                      9,428,295

5  Oppenheimer Insured Municipal Fund

                                                                             RATINGS: MOODY'S/
                                                                             S&P'S/FITCH'S        FACE             MARKET VALUE
                                                                             (UNAUDITED)          AMOUNT           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--9.8%
          Cook Cnty., IL Community College District No. 508 COP,
          FGIC Insured, 8.75%, 1/1/05                                        Aaa/AAA/AAA          $  500,000       $    618,195
          ---------------------------------------------------------------------------------------------------------------------
          Cook Cnty., IL Community College District No. 508
          Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07                  Aaa/AAA               2,500,000          3,017,375
          ---------------------------------------------------------------------------------------------------------------------
          Deerfield, IL RB, Jewish Federation of Metro Chicago,
          AMBAC Insured, 5.375%, 8/15/20                                     Aaa/AAA/AAA           2,000,000          1,906,860
          ---------------------------------------------------------------------------------------------------------------------
          IL HFAU RB, Memorial Medical Center Project,
          MBIA Insured, 6.75%, 10/1/11                                       Aaa/AAA               2,000,000          2,167,100
          ---------------------------------------------------------------------------------------------------------------------
          Metropolitan Pier & Exposition Authority of IL,
          Dedicated State Tax RRB, McCormick Project, Series A,
          MBIA Insured, Zero Coupon, 6%, 12/15/11(2)(3)                      Aaa/AAA/AAA           5,000,000          2,092,650
                                                                                                                   ------------
                                                                                                                      9,802,180

-------------------------------------------------------------------------------------------------------------------------------
INDIANA--4.1%
          Hamilton Southeastern, IN Consolidated School Building
          Corp. RRB, First Mtg., AMBAC Insured, 7%, 7/1/11                   Aaa/AAA/AAA             500,000            549,680
          ---------------------------------------------------------------------------------------------------------------------
          IN State Office Building Commission Capital Complex RB,
          Series B, MBIA Insured, 7.40%, 7/1/15                              Aaa/AAA               2,500,000          3,016,375
          ---------------------------------------------------------------------------------------------------------------------
          Whitko, IN Middle School Building Corp. RB, First Mtg.,
          AMBAC Insured, 6.75%, 7/15/12                                      Aaa/AAA/AAA             500,000            547,815
                                                                                                                   ------------
                                                                                                                      4,113,870

-------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--4.6%
          MA State GOB, FGIC Insured, 7.875%, 6/1/97                         Aaa/AAA/AAA           1,500,000          1,540,275
          ---------------------------------------------------------------------------------------------------------------------
          MA State Health & Educational Facilities Authority RB,
          Mt. Auburn Hospital Issue, Series B-1, MBIA Insured,
          6.25%, 8/15/14                                                     Aaa/AAA               1,000,000          1,054,530
          ---------------------------------------------------------------------------------------------------------------------
          MA State HFA RB, Series A, AMBAC Insured,
          6.60%, 7/1/14                                                      Aaa/AAA/AAA           2,000,000          2,068,000
                                                                                                                   ------------
                                                                                                                      4,662,805

-------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--2.1%
          Greater Detroit, MI RR Authority RRB, Series A,
          AMBAC Insured, 6.25%, 12/13/07                                     Aaa/AAA/AAA           2,000,000          2,153,520
-------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.6%
          NE Investment Finance Authority Hospital RB,
          NE Methodist Health System, MBIA Insured, 7%, 3/1/06               Aaa/AAA                 500,000            550,685
-------------------------------------------------------------------------------------------------------------------------------
NEVADA--3.3%
          Clark Cnty., NV Passenger Facility Charge RB,
          Las Vegas McCarran International Airport Project,
          Series B, MBIA Insured, 6.50%, 7/1/12                              Aaa/AAA               2,000,000          2,122,700
          ---------------------------------------------------------------------------------------------------------------------
          Humboldt Cnty., NV PC RB, ID Power Co. Project,
          AMBAC Insured, 8.30%, 12/20/14                                     Aaa/AAA/AAA           1,000,000          1,210,610
                                                                                                                   ------------
                                                                                                                      3,333,310

-------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.6%
          NH Turnpike System RRB, Series A, FGIC Insured,
          6.75%, 11/1/11                                                     Aaa/AAA/AAA             500,000            565,950
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--0.7%
          East Orange, NJ GOB, FSA Insured, 8.40%, 8/1/06                    Aaa/AAA                 550,000            687,747
-------------------------------------------------------------------------------------------------------------------------------
OHIO--1.6%
          Streetsboro, OH City School District GOB,
          AMBAC Insured, 7.125%, 12/1/10                                     Aaa/AAA/AAA             500,000            587,055
          ---------------------------------------------------------------------------------------------------------------------
          Student Loan Funding Corp. of Cincinnati, OH RB,
          Series A, AMBAC Insured, 5.75%, 8/1/03                             Aaa/AAA/AAA           1,000,000          1,043,490
                                                                                                                   ------------
                                                                                                                      1,630,545

6  Oppenheimer Insured Municipal Fund

                                                                             RATINGS: MOODY'S/
                                                                             S&P'S/FITCH'S        FACE             MARKET VALUE
                                                                             (UNAUDITED)          AMOUNT           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--2.4%
          OK Baptist University Authority RB, FGIC Insured,
          7.10%, 8/1/09                                                      Aaa/AAA/AAA          $  150,000       $    163,055
          ---------------------------------------------------------------------------------------------------------------------
          OK State Industrial Authority Health Systems RB,
          Baptist Medical Center, Series C, AMBAC Insured,
          7%, 8/15/05                                                        Aaa/AAA/AAA           2,000,000          2,273,740
                                                                                                                   ------------
                                                                                                                      2,436,795

-------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--11.9%
          Allegheny Cnty., PA HDA RB, Presbyterian
          University Hospital, Prerefunded, Series A,
          MBIA Insured, 7.60%, 3/1/08                                        Aaa/AAA               1,400,000          1,493,646
          ---------------------------------------------------------------------------------------------------------------------
          Berks Cnty., PA GOB, FGIC Insured, Inverse Floater,
          8.681%, 11/10/20(4)                                                Aaa/AAA/AAA           1,000,000          1,183,750
          ---------------------------------------------------------------------------------------------------------------------
          Delaware Cnty., PA HA RB, Memorial Hospital
          Delaware Cnty., MBIA Insured, 5.50%, 8/15/19                       Aaa/AAA               1,000,000            966,490
          ---------------------------------------------------------------------------------------------------------------------
          Keystone Oaks, PA School District RB,
          AMBAC Insured, 5.829%, 9/1/16                                      Aaa/AAA/AAA           2,000,000          1,994,980
          ---------------------------------------------------------------------------------------------------------------------
          PA State HEAA Student Loan RB,
          AMBAC Insured, 6.173%, 3/1/22                                      Aaa/AAA/AAA           2,500,000          2,501,375
          ---------------------------------------------------------------------------------------------------------------------
          Philadelphia, PA Regional Port Authority Lease RB,
          Kidder Milled, MBIA Insured, 6.20%, 9/1/20                         Aaa/AAA               3,800,000          3,838,760
                                                                                                                   ------------
                                                                                                                     11,979,001

-------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--1.9%
          RI Depositors Economic Protection Corp.
          Special Obligation RB, Prerefunded, Series A,
          MBIA Insured, 7.50%, 8/1/14                                        Aaa/AAA               1,700,000          1,928,004
-------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--0.6%
          Sumter Cnty., SC School District No. 017 COP,
          Series A, FGIC Insured, 7.125%, 1/1/11                             Aaa/AAA                 500,000            551,245
-------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--1.1%
          SD State Lease Revenue Trust Certificates,
          Series B, FSA Insured, 8%, 9/1/02                                  Aaa/AAA               1,000,000          1,150,370
-------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--3.3%
          Chattanooga-Hamilton Cnty., TN HA RB,
          Erlanger Medical Center, Prerefunded, 6.854%, 5/25/21              Aaa/AAA/AAA           3,000,000          3,299,520
-------------------------------------------------------------------------------------------------------------------------------
TEXAS--10.2%
          Cedar Hill, TX Independent School District Capital
          Appreciation RB, Zero Coupon Bonds, 6.10%, 8/15/11(2)(3)           Aaa/AAA/AAA           1,585,000            661,658
          ---------------------------------------------------------------------------------------------------------------------
          Grand Prairie, TX HF RRB, Dallas/Ft. Worth Medical
          Center Project, AMBAC Insured, 6.875%, 11/1/10                     Aaa/AAA               1,800,000          2,001,042
          ---------------------------------------------------------------------------------------------------------------------
          Harris Cnty., TX Toll Road Unlimited Tax & Sub. Lien RB,
          Prerefunded, 10.375%, 8/1/14                                       Aaa/AAA               1,200,000          1,297,548
          ---------------------------------------------------------------------------------------------------------------------
          Lower Neches Valley, TX Industrial Development Corp.
          Environmental Authority RB, Mobil Oil Refining
          Corp. Project, 6.35%, 4/1/26                                       Aa2/AA                2,170,000          2,235,187
          ---------------------------------------------------------------------------------------------------------------------
          Lower Neches Valley, TX Industrial Development
          Corp. Sewer Facilities RB, Mobil Oil Refining Corp.
          Project, 6.40%, 3/1/30                                             Aa2/AA                1,000,000          1,030,200
          ---------------------------------------------------------------------------------------------------------------------
          Rio Grande Valley HFDC TX Retirement Facilities RB,
          Golden Palms, Series A, MBIA Insured, 6.40%, 8/1/12                Aaa/AAA               2,000,000          2,116,420
          ---------------------------------------------------------------------------------------------------------------------
          Tarrant Cnty., TX HFDC RB, Harris Methodist Health
          System Project, AMBAC Insured, 5.125%, 9/1/12                      Aaa/AAA               1,000,000            933,360
                                                                                                                   ------------
                                                                                                                     10,275,415

7  Oppenheimer Insured Municipal Fund

                                                                             RATINGS: MOODY'S/
                                                                             S&P'S/FITCH'S        FACE             MARKET VALUE
                                                                             (UNAUDITED)          AMOUNT           SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--2.1%
          Tacoma, WA Electric Systems RB, AMBAC Insured,
          Inverse Floater, 9.092%, 1/2/15(4)                                 Aaa/AAA/AAA          $1,000,000       $  1,088,750
          ---------------------------------------------------------------------------------------------------------------------
          WA State Public Power Supply System RRB, Series A,
          FGIC Insured, Zero Coupon, 5.50%, 7/1/09(2)                        Aaa/AAA/AAA           2,000,000            975,480
                                                                                                                   ------------
                                                                                                                      2,064,230

-------------------------------------------------------------------------------------------------------------------------------
WISCONSIN--1.4%
          WI State Health & Educational Facilities Authority RB,
          Aurora Medical Group, Inc. Project, FSA Insured,
          6%, 11/15/11                                                       Aaa/AAA               1,370,000          1,409,771
-------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--3.0%
          DC GORB, Series A-1, MBIA Insured, 6%, 6/1/11                      Aaa/AAA/BB            2,000,000          2,092,420
          ---------------------------------------------------------------------------------------------------------------------
          DC Hospital RRB, Medlantic Healthcare Group,
          Series A, MBIA Insured, 5.25%, 8/15/12                             Aaa/AAA               1,000,000            935,480
                                                                                                                   ------------
                                                                                                                      3,027,900

-------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--1.9%
          PR Commonwealth HTA RB, Series Y, 5.50%, 7/1/36                    Baa1/A                2,000,000          1,899,600
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $99,155,526)                                                         101.0%       101,457,431
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                   (1.0)        (1,033,422)
                                                                                                  ----------       ------------
NET ASSETS                                                                                             100.0%      $100,424,009
                                                                                                  ==========       ============

          1. Securities with an aggregate market value of $1,355,866 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

          2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

          3. When-issued security to be delivered and settled after September 30, 1996.

          4. Represents the current interest rate for a variable rate bond. These bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $2,272,500 or 2.26% of the Fund's net assets at September 30, 1996.

          As of September 30, 1996, securities subject to the alternative minimum tax amounted to $13,499,685 or 13.44% of the Fund's net assets.

          To simplify the listings of the Oppenheimer Insured Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

          BOE     -- Board of Education                           HFASC    -- Housing Finance Agency Service Contract
          CDA     -- Communities Development Authority            HFAU     -- Health Facilities Authority
          CDC     -- Community Development Corporation            HFDC     -- Health Facilities Development Corporation
          COP     -- Certificates of Participation                HTA      -- Highway & Transportation Authority
          CUS     -- City University System                       IDA      -- Industrial Development Authority
          DA      -- Dormitory Authority                          LMC      -- Loan Marketing Corporation
          EFCPC   -- Environmental Facilities Corporation         MCFFA    -- Medical Care Facilities Finance Agency
                     Pollution Control                            MH       -- Multifamily Housing
          EPA     -- Electric Power Authority                     MTA      -- Metropolitan Transportation Authority
          ERDAEF  -- Energy Research & Development                MWFA     -- Municipal Water Finance Authority
                     Authority Electric Facilities                NYC      -- New York City
          ERDAGF  -- Energy Research & Development                NYS      -- New York State
                     Authority Gas Facilities                     PANYNJ   -- Port Authority of New York & New Jersey
          FA      -- Facilities Authority                         PAU      -- Power Authority
          GAC     -- Government Assistance Corporation            PC       -- Pollution Control
          GOB     -- General Obligation Bonds                     RB       -- Revenue Bonds
          GORB    -- General Obligation Refunding Bonds           RR       -- Resource Recovery
          HA      -- Hospital Authority                           RRB      -- Revenue Refunding Bonds
          HDA     -- Hospital Development Authority               SAC      -- Student Assistance Corporation
          HDC     -- Housing Development Corporation              SUEFS    -- State University Educational Facilities System
          HEAA    -- Higher Education Assistance Agency           SWD      -- Solid Waste Disposal
          HEFA    -- Higher Educational Facilities Authority      TBTA     -- Triborough Bridge & Tunnel Authority
          HF      -- Health Facilities                            UDC      -- Urban Development Corporation
          HFA     -- Housing Finance Agency                       WSS      -- Water & Sewer System

          See accompanying Notes to Financial Statements.

8  Oppenheimer Insured Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

============================================================================================================
ASSETS
          Investments, at value (cost $99,155,526)--see accompanying statement                  $101,457,431
          --------------------------------------------------------------------------------------------------
          Cash                                                                                        65,147
          --------------------------------------------------------------------------------------------------
          Receivables:
          Interest                                                                                 1,466,172
          Shares of beneficial interest sold                                                           4,888
          Daily variation on futures contracts--Note 5                                                 3,750
          --------------------------------------------------------------------------------------------------
          Other                                                                                       21,815
                                                                                                ------------
          Total assets                                                                           103,019,203

============================================================================================================
LIABILITIES
          Payables and other liabilities:
          Investments purchased                                                                    2,037,350
          Dividends                                                                                  298,672
          Shares of beneficial interest redeemed                                                     146,381
          Distribution and service plan fees                                                          60,289
          Transfer and shareholder servicing agent fees                                                3,554
          Other                                                                                       48,948
                                                                                                ------------
          Total liabilities                                                                        2,595,194

============================================================================================================
NET ASSETS                                                                                      $100,424,009
                                                                                                ============
============================================================================================================
COMPOSITION OF
NET ASSETS
          Paid-in capital                                                                        $98,057,439
          --------------------------------------------------------------------------------------------------
          Undistributed net investment income                                                        522,255
          --------------------------------------------------------------------------------------------------
          Accumulated net realized loss on investment transactions                                  (441,339)
          --------------------------------------------------------------------------------------------------
          Net unrealized appreciation on investments--Notes 3 and 5                                2,285,654
                                                                                                ------------
          Net assets                                                                            $100,424,009
                                                                                                ============

============================================================================================================
NET ASSET VALUE
PER SHARE
          Class A Shares:
          Net asset value and redemption price per share (based on net assets
          of $83,516,386 and 4,892,206 shares of beneficial interest outstanding)                     $17.07
          Maximum offering price per share (net asset value plus sales charge
          of 4.75% of offering price)                                                                 $17.92

          --------------------------------------------------------------------------------------------------
          Class B Shares:
          Net asset value, redemption price and offering price per share (based on net assets
          of $15,983,143 and 935,710 shares of beneficial interest outstanding)                       $17.08

          --------------------------------------------------------------------------------------------------
          Class C Shares:
          Net asset value, redemption price and offering price per share (based on net assets
          of $924,480 and 54,197 shares of beneficial interest outstanding)                           $17.06

          See accompanying Notes to Financial Statements.

9  Oppenheimer Insured Municipal Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

============================================================================================================
INVESTMENT INCOME
          Interest                                                                                $6,054,686

============================================================================================================
EXPENSES
          Management fees--Note 4                                                                    435,183
          --------------------------------------------------------------------------------------------------
          Distribution and service plan fees--Note 4:
          Class A                                                                                    195,544
          Class B                                                                                    147,766
          Class C                                                                                      6,146
          --------------------------------------------------------------------------------------------------
          Shareholder reports                                                                        107,234
          --------------------------------------------------------------------------------------------------
          Transfer and shareholder servicing agent fees--Note 4                                       94,951
          --------------------------------------------------------------------------------------------------
          Registration and filing fees:
          Class A                                                                                     40,288
          Class B                                                                                      8,033
          Class C                                                                                        729
          --------------------------------------------------------------------------------------------------
          Legal and auditing fees                                                                     23,790
          --------------------------------------------------------------------------------------------------
          Custodian fees and expenses                                                                 16,739
          --------------------------------------------------------------------------------------------------
          Trustees' fees and expenses                                                                  3,170
          --------------------------------------------------------------------------------------------------
          Other                                                                                       18,791
                                                                                                  ----------
          Total expenses                                                                           1,098,364
          Less expenses paid indirectly--Note 4                                                      (17,043)
                                                                                                  ----------
          Net expenses                                                                             1,081,321

============================================================================================================
NET INVESTMENT INCOME                                                                              4,973,365

============================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
          Net realized gain (loss) on:
          Investments                                                                              1,277,107
          Closing of futures contracts                                                              (193,848)
                                                                                                  ----------
          Net realized gain                                                                        1,083,259

          --------------------------------------------------------------------------------------------------
          Net change in unrealized appreciation or depreciation on investments                           310
                                                                                                  ----------
          Net realized and unrealized gain                                                         1,083,569

============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $6,056,934
                                                                                                  ==========

          See accompanying Notes to Financial Statements.

10  Oppenheimer Insured Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                            1996                   1995
===============================================================================================================================
OPERATIONS
       Net investment income                                                                $  4,973,365           $  4,472,072
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                                                1,083,259               (885,433)
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                         310              4,568,736
                                                                                            ------------           ------------
       Net increase in net assets resulting from operations                                    6,056,934              8,155,375

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                (4,254,496)            (3,855,661)
       Class B                                                                                  (663,202)              (562,560)
       Class C                                                                                   (27,218)                    (5)
       ------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                        --                 (5,059)
       Class B                                                                                        --                   (788)

===============================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                                                 5,885,988              5,681,837
       Class B                                                                                 2,468,411              1,255,100
       Class C                                                                                   714,886                211,000

===============================================================================================================================
NET ASSETS
       Total increase                                                                         10,181,303             10,879,239
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                    90,242,706             79,363,467
                                                                                            ------------            -----------
       End of period (including undistributed net investment income
       of $522,255 and $28,628, respectively)                                               $100,424,009            $90,242,706
                                                                                            ============            ===========

       See accompanying Notes to Financial Statements.

11  Oppenheimer Insured Municipal Fund

FINANCIAL HIGHLIGHTS

                                                                    CLASS A
                                                                    -------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                                                    1996            1995                1994
==============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                                $16.86            $16.14             $18.06
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .90               .90                .89
Net realized and unrealized gain (loss)                                .20               .71              (1.84)
                                                                    ------            ------             ------
Total income (loss) from investment operations                        1.10              1.61               (.95)

---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                  (.89)             (.89)              (.89)
Distributions from net realized gain                                    --                --               (.08)
                                                                    ------            ------             ------
Total dividends and distributions to shareholders                     (.89)             (.89)              (.97)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $17.07            $16.86             $16.14
                                                                    ======            ======             ======

===============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                                   6.67%            10.29%             (5.46)%

===============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                           $83,516           $76,691            $67,793
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                  $81,233           $70,650            $66,953
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                 5.27%             5.52%              5.23%
Expenses, before voluntary assumption by the Manager(5)               1.02%             0.95%              1.05%
Expenses, net of voluntary assumption by the Manager                  N/A               N/A                N/A
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                              93%               58%                99%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12  Oppenheimer Insured Municipal Fund

                                       CLASS B                                                    CLASS C
-----------------------------          ---------------------------------------------------        ---------------------------
                                       YEAR ENDED SEPTEMBER 30,                                   YEAR ENDED SEPTEMBER 30,
1993                   1992            1996            1995           1994         1993(2)        1996                 1995(1)
=============================================================================================================================
 $16.92                 $16.17           $16.87         $16.15         $18.07       $17.33        $16.86               $16.72
-----------------------------------------------------------------------------------------------------------------------------

    .93                    .96              .77            .78            .77          .30           .75                  .08
   1.35                    .73              .20            .71          (1.86)         .74           .21                  .14
-------                 ------           ------         ------         ------       ------        ------               ------
   2.28                   1.69              .97           1.49          (1.09)        1.04           .96                  .22

-----------------------------------------------------------------------------------------------------------------------------

   (.96)                  (.91)            (.76)          (.77)          (.75)        (.30)         (.76)                (.08)
   (.18)                  (.03)              --             --           (.08)          --            --                   --
-------                 ------           ------         ------         ------       ------        ------               ------
  (1.14)                  (.94)            (.76)          (.77)          (.83)        (.30)         (.76)                (.08)
-----------------------------------------------------------------------------------------------------------------------------
 $18.06                 $16.92           $17.08         $16.87         $16.15       $18.07        $17.06               $16.86
=======                 ======           ======         ======         ======       ======        ======               ======

=============================================================================================================================
  14.02%                 10.74%            5.87%          9.47%         (6.20)%       6.04%         5.77%                1.30%

=============================================================================================================================

$62,158                $33,751          $15,983        $13,341        $11,571       $5,104          $924               $  211
-----------------------------------------------------------------------------------------------------------------------------
$45,949                $27,811          $14,822        $11,987        $ 9,209       $2,298          $618               $    1
-----------------------------------------------------------------------------------------------------------------------------

   5.40%                  5.81%            4.50%          4.75%          4.43%        3.99%(4)      4.38%                4.89%(4)
   1.18%                  1.35%            1.77%          1.71%          1.82%        1.96%(4)      1.81%                1.07%(4)
   1.10%                  0.95%            N/A            N/A            N/A          N/A           N/A                  N/A
-----------------------------------------------------------------------------------------------------------------------------
      7%                    47%              93%            58%            99%           7%           93%                  58%

4. Annualized.

5. Beginning in fiscal 1996, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $101,039,632 and $89,667,451, respectively.

See accompanying Notes to Financial Statements.

13  Oppenheimer Insured Municipal Fund

NOTES TO FINANCIAL STATEMENTS
================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

          Oppenheimer Insured Municipal Fund (the Fund), operating under the name Oppenheimer Insured Tax-Exempt Fund through October 9, 1996, is a separate series of Oppenheimer Municipal Fund, operating under the name Oppenheimer Tax-Exempt Fund through October 9, 1996, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income exempt from Federal income tax for individual investors that is consistent with the preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

          ----------------------------------------------------------------------
          INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

          ----------------------------------------------------------------------
          ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

          ----------------------------------------------------------------------
          FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of $458,000, which expires in 2003.

          ----------------------------------------------------------------------
          DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

          ----------------------------------------------------------------------
          CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
          Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                               During the year ended September 30, 1996, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $595,644, an increase in undistributed net investment income of $465,178 and a decrease in accumulated net realized loss on investments of $130,466.

14  Oppenheimer Insured Municipal Fund

================================================================================
1. SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)

          OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

          The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED SEPTEMBER 30, 1996          YEAR ENDED SEPTEMBER 30, 1995(1)
                                                            -----------------------------          --------------------------------
                                                            SHARES             AMOUNT              SHARES             AMOUNT
          -------------------------------------------------------------------------------------------------------------------------
          Class A:
          Sold                                             1,069,278         $  18,269,113         1,022,063          $  16,640,954
          Dividends and distributions reinvested             184,862             3,140,861           172,727              2,816,467
          Redeemed                                          (909,988)          (15,523,986)         (847,904)           (13,775,584)
                                                           ---------         -------------         ---------          -------------
          Net increase                                       344,152         $   5,885,988           346,886          $   5,681,837
                                                           =========         =============         =========          =============

          -------------------------------------------------------------------------------------------------------------------------
          Class B:
          Sold                                               287,568         $   4,899,080           242,343          $   3,984,619
          Dividends and distributions reinvested              24,663               419,151            22,203                362,232
          Redeemed                                          (167,327)           (2,849,820)         (190,378)            (3,091,751)
                                                           ---------         -------------         ---------          -------------
          Net increase                                       144,904         $   2,468,411            74,168          $   1,255,100
                                                           =========         =============         =========          =============

          -------------------------------------------------------------------------------------------------------------------------
          Class C:
          Sold                                                48,380              $826,936            12,515          $     211,000
          Dividends and distributions reinvested                 290                 4,884                --                     --
          Redeemed                                            (6,988)             (116,934)               --                     --
                                                           ---------         -------------         ---------          -------------
          Net increase                                        41,682         $     714,886            12,515          $     211,000
                                                           =========         =============         =========          =============

          1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

          At September 30, 1996, net unrealized appreciation on investments of $2,301,905 was composed of gross appreciation of $3,303,709, and gross depreciation of $1,001,804.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

          Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $100 million of average annual net assets, 0.40% on the next $150 million, 0.375% on the next $250 million and 0.35% on net assets in excess of $500 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

                               The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

                               For the year ended September 30, 1996,
          commissions (sales charges paid by investors) on sales of Class A shares totaled $180,294, of which $41,099 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $164,506 and $8,276, of which $5,171 and $100, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $31,295 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

15  Oppenheimer Insured Municipal Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

                              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $7,947 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                              The Fund has adopted compensation type
          Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI paid $2,071, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $120,185 and $6,138, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $590,704 for Class B and $13,289 for Class C.

================================================================================
5. FUTURES CONTRACTS

          The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                              Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

          At September 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                       EXPIRATION        NUMBER OF               VALUATION AS OF            UNREALIZED
                                       DATE              FUTURES CONTRACTS       SEPTEMBER 30, 1996         DEPRECIATION
          --------------------------------------------------------------------------------------------------------------
          Municipal Bonds              12/96             20                      $2,278,750                 $16,251

16  Oppenheimer Insured Municipal Fund

INDEPENDENT AUDITORS' REPORT
================================================================================
          The Board of Trustees and Shareholders of Oppenheimer Insured Municipal Fund:

          We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Municipal Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995 and the financial highlights for the period October 1, 1991 to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                              In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Municipal Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


          DELOITTE & TOUCHE LLP

          Denver, Colorado
          October 21, 1996

17  Oppenheimer Insured Municipal Fund

FEDERAL INCOME TAX INFORMATION   (Unaudited)
================================================================================
          In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                               None of the dividends paid by the Fund during the fiscal year ended September 30, 1996 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, or to alternative minimum tax, some or all of the dividends received may be taxable.

                               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

18  Oppenheimer Insured Municipal Fund

OPPENHEIMER INSURED MUNICIPAL FUND
A Series of Oppenheimer Municipal Fund

================================================================================
OFFICERS AND TRUSTEES

          James C. Swain, Chairman and Chief Executive Officer
          Bridget A. Macaskill, Trustee and President
          Robert G. Avis, Trustee
          William A. Baker, Trustee
          Charles Conrad, Jr., Trustee
          Jon S. Fossel, Trustee
          Sam Freedman, Trustee
          Raymond J. Kalinowski, Trustee
          C. Howard Kast, Trustee
          Robert M. Kirchner, Trustee
          Ned M. Steel, Trustee
          George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
          Caryn R. Halbrecht, Vice President
          Robert E. Patterson, Vice President
          Robert J. Bishop, Assistant Treasurer
          Scott T. Farrar, Assistant Treasurer
          Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

          OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

          OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

          OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

          Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS

          Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

          Myer, Swanson, Adams & Wolf, P.C.

          This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Insured Municipal Fund. For material information concerning the Fund, see the Prospectus.

          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19  Oppenheimer Insured Municipal Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0865.001.0996       November 30, 1996

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

          And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

          When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

          For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

          You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

          So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO